Exhibit 99.1

ZixCorp Announces 2014 Second Quarter Results

Earnings per share exceeds previous guidance

DALLAS — July 22, 2014 — Zix Corporation (ZixCorp), (Nasdaq: ZIXI), a leader in email data protection, today announced financial results for the second quarter ended June 30, 2014.

Second Quarter 2014 Financial Highlights

•	Ending backlog of $68.4 million, an increase of 7.9% year-over-year and the Company’s 9th consecutive quarterly record in backlog

•	Second quarter new first year orders of $2.4 million, essentially flat year-over-year and up $0.4 million sequentially

•	Second quarter revenue of $12.6 million, an increase of 6.6% year-over-year

•	Second quarter Non-GAAP net income of $0.04 per share, a decrease of 7.6% year-over-year (1) (3); the decrease reflects planned investments in sales and marketing and exceeded quarterly guidance of $0.02 and $0.03

•	Second quarter GAAP net income of $0.02 per share, a decrease of 45.2% year-over-year (1)

•	The Company generated approximately $4.1 million in cash flow from operations, an increase of $1.6 million year-over-year

•	Cash and cash equivalents totaled $26.2 million, a decrease of $0.1 million compared to the June 30, 2013, ending cash balance

“In the second quarter, we set a number of new records driven by our investments in new products, sales and marketing. Our total number of ZixOne licensed users doubled in the quarter and the total ZixDLP users quadrupled. Our enterprise sales group, where we made some personnel changes last quarter, posted its best results in over three years, reflecting health in our base business and improved execution,” said Rick Spurr, ZixCorp’s Chairman and Chief Executive Officer.

Second Quarter 2014 Corporate Financial Summary and Other Operational Metrics

$ in Millions, except per share and % data	Q2 2014	Q2 2013	% or $ Change (1)
Revenue	$12.6	$11.8	6.6%
GAAP Gross Profit	$10.6	$9.9	6.5%
GAAP Net Income	$1.0	$1.9	(47.8)%

GAAP Net Income Per Share – Diluted	$0.02	$0.03	(45.2)%
Non-GAAP Adjusted Gross Profit(2)	$10.6	$10.0	6.5%
Non-GAAP Adjusted Net Income (2)	$2.2	$2.5	(12.1)%
Non-GAAP Adjusted Net Income Per Share-Diluted (2)	$0.04	$0.04	(7.6)%
Adjusted EBITDA (2) (3)	$2.7	$2.9	(8.3)%
Adjusted EBITDA Margin (2) (3)	21.1%	24.5%	(3.4	)pt
New First Year Orders	$2.4	$2.4	(2.4)%
Total Orders	$15.7	$15.6	0.7%
Bookings Backlog (4)	$68.4	$63.4	7.9%

(1)	Changes are based on actuals versus numbers shown in the columns which may reflect rounding
(2)	A reconciliation of GAAP to Non-GAAP adjusted results is attached to this press release and is available on our investor relations Web site at http://investor.zixcorp.com
(3)	Adjusted earnings before interest, taxes, depreciation and amortization
(4)	Service contract commitments that represent future revenue to be recognized as the services are provided

Business Highlights

•	ZixCorp unveiled Zix Encryption Network, a community that enables the automatic exchange of encrypted email for all messages between members. Regardless of content, all emails between more than 10,000 businesses are automatically encrypted and decrypted between members, providing unparalleled confidence that outbound email is protected.

•	Google and ZixCorp announced the launch of Google Apps Message Encryption (GAME). Specifically designed for the Google Apps infrastructure, GAME provides secure email to Google Apps users when communicating outside Google’s secure cloud to all other email users.

•	ZixCorp expanded ZixGateway Hosted Service for small- to medium-size businesses (SMBs), enabling IT professionals in SMBs to leverage industry-leading email encryption without dedicating resources to manage the solution.

•	ZixCorp launched ZixDLP Insight giving customers enhanced visibility into the content of outbound email. Ideal for compliance, security and IT managers, ZixDLPTM Insight detects email policy violations and captures email content without impeding communication or hindering business workflow.

Outlook

For the third quarter 2014, the Company forecasts revenue to be between $12.8 million and $13.1 million and Non-GAAP fully diluted adjusted earnings per share to be between $0.03 and $0.04. Based on year-to-date revenue and estimates for the remainder of the year, the company revises its full-year revenue guidance to be between $51 million and $52 million and fully diluted Non-GAAP adjusted earnings per share to be between $0.15 and $0.16.

Conference Call Information

The Company will discuss its financial results and outlook on a conference call on Tuesday, July 22, 2014, at 5 p.m. ET. A live webcast of the conference call will be available on our investor relations Web site at http://investor.zixcorp.com. Alternatively, participants can access the conference call by dialing 1-800-638-4817 (U.S. toll-free) or 1-617-614-3943 (international) at least 15 minutes before the call and entering access code 26292463. An audio replay of the conference will be available until July 29, 2014, by dialing 1-888-286-8010 (U.S. toll-free) or 1-617-801-6888 (international) and entering the access code 18654076. An archive for the webcast will also be available on the ZixCorp investor relations Web site.

About Zix Corporation

ZixCorp is a leader in email data protection. ZixCorp offers industry-leading email encryption, a unique email DLP solution and an innovative email BYOD solution to meet your company’s data protection and compliance needs. ZixCorp is trusted by the nation’s most influential institutions in healthcare, finance and government for easy to use secure email solutions. ZixCorp is publicly traded on the Nasdaq Global Market under the symbol ZIXI, and its headquarters are in Dallas, Texas. For more information, visit www.zixcorp.com.

SOURCE Zix Corporation

ZixCorp Contacts

Investor Relations Todd Kehrli or Jim Byers (323) 468-2300 zixi@mkr-group.com	Public Relations Taylor Stansbury Johnson (214) 370-2134 tjohnson@zixcorp.com

Statements in this release that are not purely historical facts or that necessarily depend upon future events, including statements about forecasts of sales, revenue or earnings, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to ZixCorp on the date this release was issued. ZixCorp undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to market acceptance of new ZixCorp solutions and how privacy and data security laws may affect demand for ZixCorp email data protection solutions. ZixCorp may not succeed in addressing these and other risks. Further information regarding factors that could affect ZixCorp financial and other results can be found in the risk factors section of ZixCorp’s most recent filing on Form 10-K with the Securities and Exchange Commission.

ZIX CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,
	2014	December 31,
	(unaudited)	2013
ASSETS
Current assets:
Cash and cash equivalents	$26,160,000	$27,518,000
Receivables, net	2,545,000	2,324,000
Prepaid and other current assets	2,117,000	2,038,000
Deferred tax assets	1,335,000	1,814,000

Total current assets	32,157,000	33,694,000
Property and equipment, net	2,599,000	2,608,000
Goodwill	2,161,000	2,161,000
Deferred tax assets	51,657,000	52,239,000

Total assets	$88,574,000	$90,702,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$3,777,000	$2,487,000
Deferred revenue	19,308,000	19,080,000

Total current liabilities	23,085,000	21,567,000
Long-term liabilities:
Deferred revenue	1,061,000	1,278,000
Deferred rent	1,582,000	1,623,000

Total long-term liabilities	2,643,000	2,901,000

Total liabilities	25,728,000	24,468,000
Total stockholders’ equity	62,846,000	66,234,000

Total liabilities and stockholders’ equity	$88,574,000	$90,702,000

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenue	$12,615,000	$11,838,000	$24,777,000	$23,602,000
Cost of revenue	2,032,000	1,903,000	4,057,000	3,839,000

Gross profit	10,583,000	9,935,000	20,720,000	19,763,000
Operating expenses:
Research and development	2,218,000	2,488,000	4,419,000	5,099,000
Selling, general and administrative	6,778,000	5,532,000	13,067,000	12,148,000

Total operating expenses	8,996,000	8,020,000	17,486,000	17,247,000

Operating income	1,587,000	1,915,000	3,234,000	2,516,000
Operating margin	13%	16%	13%	11%

Other income, net	12,000	64,000	74,000	124,000

Income before income taxes	1,599,000	1,979,000	3,308,000	2,640,000
Income tax benefit (expense)	(622,000)	(108,000)	(1,272,000)	(202,000)

Net income	$977,000	$1,871,000	$2,036,000	$2,438,000

Basic income per common share:	$0.02	$0.03	$0.03	$0.04

Diluted income per common share:	$0.02	$0.03	$0.03	$0.04

Shares used in per share calculation - basic	58,565,002	61,158,009	58,967,904	61,068,294

Shares used in per share calculation - diluted	59,466,867	62,451,546	60,176,977	62,242,401

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended June 30,
	2014	2013
Operating activities:
Net income	$2,036,000	$2,438,000
Non-cash items in net income	2,772,000	1,617,000
Changes in operating assets and liabilities	1,032,000	(504,000)

Net cash provided by operating activities	5,840,000	3,551,000

Investing activities:
Purchases of property and equipment	(857,000)	(948,000)

Net cash used in investing activities	(857,000)	(948,000)

Financing activities:
Proceeds from exercise of stock options	62,000	717,000
Purchase of Treasury Stock	(6,403,000)	—

Net cash used in financing activities	(6,341,000)	717,000

Increase (Decrease) in cash and cash equivalents	(1,358,000)	3,320,000
Cash and cash equivalents, beginning of period	27,518,000	22,988,000

Cash and cash equivalents, end of period	$26,160,000	$26,308,000

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2014	2013	2014	2013
Revenue:
GAAP revenue		$12,615,000	$11,838,000	$24,777,000	$23,602,000

Cost of revenue
GAAP cost of revenue		$2,032,000	$1,903,000	$4,057,000	$3,839,000
Stock-based compensation charges (1)	(A)	(49,000)	(45,000)	(101,000)	(87,000)

Non-GAAP adjusted cost of revenue		$1,983,000	$1,858,000	$3,956,000	$3,752,000

Gross profit:
GAAP gross profit		$10,583,000	$9,935,000	$20,720,000	$19,763,000
Stock-based compensation charges (1)	(A)	49,000	45,000	101,000	87,000

Non-GAAP adjusted gross profit		$10,632,000	$9,980,000	$20,821,000	$19,850,000

Research and development expense
GAAP research and development expense		$2,218,000	$2,488,000	$4,419,000	$5,099,000
Stock-based compensation charges (1)	(A)	(64,000)	(54,000)	(124,000)	(106,000)

Non-GAAP adjusted research and development expense		$2,154,000	$2,434,000	$4,295,000	$4,993,000

Selling and marketing expense
GAAP selling and marketing expense		$4,713,000	$3,640,000	$8,930,000	$7,250,000
Stock-based compensation charges (1)	(A)	(150,000)	(131,000)	(294,000)	(252,000)

Non-GAAP adjusted selling and marketing expense		$4,563,000	$3,509,000	$8,636,000	$6,998,000

General and administrative expense
GAAP general and administrative expense		$2,065,000	$1,892,000	$4,137,000	$4,898,000
Stock-based compensation charges (1)	(A)	(173,000)	(214,000)	(398,000)	(402,000)
Non-recurring consulting and legal costs (2)	(B)	(236,000)	(127,000)	(269,000)	(1,253,000)

Non-GAAP adjusted general and administrative expense		$1,656,000	$1,551,000	$3,470,000	$3,243,000

Operating income:
GAAP operating income		$1,587,000	$1,915,000	$3,234,000	$2,516,000
Stock-based compensation charges (1)	(A)	436,000	444,000	917,000	847,000
Non-recurring consulting and legal costs (2)	(B)	236,000	127,000	269,000	1,253,000

Non-GAAP adjusted operating income		$2,259,000	$2,486,000	$4,420,000	$4,616,000

Adjusted Operating Margin		17.9%	21.0%	17.8%	19.6%

Net income:
GAAP net income		$977,000	$1,871,000	$2,036,000	$2,438,000
Stock-based compensation charges (1)	(A)	436,000	444,000	917,000	847,000
Non-recurring consulting and legal costs (2)	(B)	236,000	127,000	269,000	1,253,000
Income tax impact	(C)	525,000	30,000	1,061,000	59,000

Non-GAAP adjusted net income		$2,174,000	$2,472,000	$4,283,000	$4,597,000

Diluted net income per common share:
GAAP net income		$0.02	$0.03	$0.03	$0.04
Adjustments per share	(A-C)	$0.02	$0.01	$0.04	$0.03

Non-GAAP adjusted net income		$0.04	$0.04	$0.07	$0.07

Shares used to compute Non-GAAP adjusted net income per share - diluted		59,466,867	62,451,546	60,176,977	62,242,401

Reconciliation of Net income to EBITDA and Adjusted EBITDA:	(D)
Net income		$977,000	$1,871,000	$2,036,000	$2,438,000
Income tax provision		622,000	108,000	1,272,000	202,000
Interest expense		—	—	—	—
Depreciation expense		395,000	356,000	794,000	711,000

EBITDA		1,994,000	2,335,000	4,102,000	3,351,000

Adjustments:
Share-based compensation expense(A)		436,000	444,000	917,000	847,000
Non-recurring consulting and legal costs (2)	(B)	236,000	127,000	269,000	1,253,000

Adjusted EBITDA		$2,666,000	$2,906,000	$5,288,000	$5,451,000

Adjusted EBITDA margin		21.1%	24.5%	21.3%	23.1%

(1) Stock-based compensation charges are included as follows:
Cost of revenues		$49,000	$45,000	$101,000	$87,000
Research and development		64,000	54,000	124,000	106,000
Selling and marketing		150,000	131,000	294,000	252,000
General and administrative		173,000	214,000	398,000	402,000

		$436,000	$444,000	$917,000	$847,000

(2) Non-recurring consulting and legal costs are included as follows:
General and administrative		236,000	127,000	269,000	1,253,000

		$236,000	$127,000	$269,000	$1,253,000

This presentation includes Non-GAAP measures. Our Non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see items (A) through (D) on the next page.

ZIX CORPORATION

NOTES TO RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

USE OF NON-GAAP FINANCIAL INFORMATION

The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these Non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these Non-GAAP financial measures to make operational and investment decisions, to evaluate the Company’s performance, to forecast and to determine compensation. Further, management utilizes these performance measures for purposes of comparison with its business plan and individual operating budgets and allocation of resources. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We have provided definitions below for certain Non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these Non-GAAP financial measures are useful to investors. In addition, in our earnings release we have provided tables to reconcile the Non-GAAP financial measures utilized to GAAP financial measures.

ADJUSTED NON-GAAP MEASURES

Our Non-GAAP measures adjust GAAP Cost of revenue, Gross profit, Research and development expense, Selling and marketing expense, General and administrative expense, Operating income, Net income, Net income per share - diluted, and EBITDA for non-cash stock-based compensation expense, and non-recurring consulting and legal expense to derive Non-GAAP adjusted Cost of revenue, adjusted Gross profit, adjusted Research and development expense, adjusted Selling and marketing expense, adjusted General and administrative expense, adjusted Operating income, adjusted Net income, adjusted Net income per share - diluted and adjusted EBITDA. We provide a reconciliation of these adjusted Non-GAAP measures to GAAP Gross profit, Operating income, Net income, Net income per share - diluted and EBITDA.

We do not provide a reconciliation of forward-looking adjusted Non-GAAP earnings per share to GAAP earnings per share. Our forward-looking adjusted Non-GAAP earnings per share information consistently excludes non-cash stock-based compensation expense. Additionally, the adjusted Non-GAAP earnings per share will consistently exclude non-recurring items that impact our ongoing business. See items (A) through (C) below for further information on the current quarter’s reconciling items.

Items (A) through (D) on the “Reconciliation of GAAP to Non-GAAP Financial Measures” table are listed to the right of certain categories under “Gross profit,” “Operating income,” “Net income,” “Net income per share - diluted” and “EBITDA” and correspond to the categories explained in further detail below under (A) through (D).

(A) Non-cash stock-based compensation charges relating to stock option grants, restricted stock, restricted stock units, and performance units awarded to and accounted for in accordance with Share-Based Payment accounting guidance. See (1) on previous page for breakdown of stock-based compensation. Because of varying valuation methodologies, subjective assumptions and varying award types, the Company believes that the exclusion of stock-based compensation charges provides for more accurate comparisons to our peer companies and for a more accurate comparison of our financial results to previous periods. Additionally, the Company believes it is useful to investors to understand the specific impact of non-cash stock-based compensation charges on our operating results.

(B) Non-recurring consulting and legal costs. See item (2) on previous page for breakdown of non-recurring consulting and legal costs. The Company’s management excludes these costs when evaluating the ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(C) The Non-GAAP adjustment to the tax provision represents the non-cash tax expense included in the GAAP tax provision, including the current period utilization of deferred tax assets created in previous periods. The remaining provision for income taxes represents expected cash taxes to be paid.

(D) EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA adds back stock-based compensation and non-recurring litigation expenses.